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                                  EXHIBIT 99.1

                       FORM OF FIRST AMENDMENT TO RIGHTS
                                   AGREEMENT

                             DATED OCTOBER 21, 1998



                                AMENDMENT NO. 1
                                       TO
                                RIGHTS AGREEMENT

                 THIS AMENDMENT NO. 1 TO RIGHTS AGREEMENT (this "Amendment No. 1") is entered into as of October 21, 1998, between Wabash National Corporation, a Delaware corporation (the "Company"), and Harris Trust and Savings Bank (the "Rights Agent"), at the Company's direction.

                 WHEREAS, the Company and the Rights Agent entered into the Rights Agreement, dated as of December 4, 1995 (the "Rights Agreement");

                 WHEREAS, on October 19, 1998, the Board of Directors, acting by Unanimous Written Consent, determined to amend the Rights Agreement and directed the Rights Agent to enter into this Amendment No. 1.

                 WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth and directs the Rights Agent to enter into Amendment No. 1; and

                 WHEREAS, for purposes of this Amendment No. 1, capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Rights Agreement, as amended by this Amendment No. 1.

                 NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                 1. Certain Definitions. Section 1 of the Rights Agreement is amended as follows: (A) deleting the text of paragraph (i) thereof and replacing it with the phrase "Intentionally Omitted."; (B) deleting the phrase "a majority of the Continuing Directors" in paragraph (j) thereof and replacing it with the phrase "the Board prior to such time as any Person becomes an Acquiring Person"; and (C) deleting the text of paragraph (n) thereof and replacing it with the phrase "Intentionally Omitted.".





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                 2.       Form of Rights Certificates.  Section 4(b) of the
Rights Agreement is amended by deleting the phrase "Continuing Directors" and replacing it with the word "Board".

                 3. Exercise of Rights; Purchase Price; Expiration Date of Rights. Section 7(e) of the Rights Agreement is amended by deleting the phrase "Continuing Directors" and replacing it with the word "Board".

                 4. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.

                 (A) Section 11(a)(ii) of the Rights Agreement is amended by deleting the phrase "a majority of the Outside Directors" and replacing it with the phrase "two-thirds of the Board".

                 (B) Section 11(a)(iii) of the Rights Agreement is amended by deleting the parenthetical phrase "(acting by at least a majority of the Continuing Directors)".

                 (C) Section 11(m) of the Rights Agreement is amended by deleting the word "it" and replacing such word with the phrase "the Board".

                 5. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. Section 13(c)(i)(B) of the Rights Agreement is amended by inserting the word "Securities" immediately before the word "Act".

                 6. Redemption. Section 23(a) of the Rights Agreement is amended as follows: (A) deleting in the first sentence thereof the phrase "then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors" and replacing it with the phrase "then such authorization shall require the concurrence of two-thirds of the Board"; and (B) deleting in the second sentence thereof the parenthetical phrase "(with the concurrence of a majority of the Continuing Directors)" and replacing it with the phrase ", by a vote of two-thirds of the Board,".

                 7. Determinations and Actions by the Board, etc. Section 29 of the Rights Agreement is amended by deleting the phrase "the Continuing Directors or Outside Directors" each of the three times it appears therein and replacing it in each such place with the phrase "two-thirds of the Board".

                 8. Exhibit C. Exhibit C to the Rights Agreement is amended as follows: (A) with respect to the second paragraph following the capitalized legend on the first page thereof, deleting the phrase "Continuing Directors (as defined in the Rights Agreement)" and replacing it with the phrase "Board of Directors"; and (B) with respect to the seventh paragraph following the capitalized legend on the

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first page thereof, (i) deleting the phrase "a majority of the Continuing
Directors" and replacing it with the phrase "two-thirds of the Board of Directors"; (ii) inserting the phrase "a two-thirds vote of" between the phrases "reinstatement is approved by" and "the Company's Board of Directors"; and (iii) deleting the parenthetical phrase "(with the concurrence of a majority of the Continuing Directors)".

                 9. Benefits. Nothing in the Rights Agreement, as amended by this Amendment No. 1, shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock) any legal or equitable right, remedy or claim under the Rights Agreement, as amended by this Amendment No. 1; but the Rights Agreement, as amended by this Amendment No. 1, shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights certificates (and, prior to the Distribution Date, registered holders of Common Stock).

                 10. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 1 are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                 11. Governing Law. This Amendment No. 1 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State.

                 12. Other Terms Unchanged. The Rights Agreement, as amended by this Amendment No. 1, shall remain and continue in full force and effect and is in all respects agreed to, ratified and confirmed hereby. Any reference to the Rights Agreement after the date first set forth above shall be deemed to be a reference to the Rights Agreement, as amended by this Amendment No. 1.

                 13. Counterparts. This Amendment No. 1 may be executed in any number of counterparts. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Amendment No. 1 to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and attested, all as of the day and year first above written.

Attest:                                            WABASH NATIONAL CORPORATION

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By:                                        By:
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Attest:                                          HARRIS TRUST AND SAVINGS BANK
                                                 as Rights Agent


By:                                        By:
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